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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 14, 2000
                                                        REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 ---------------

                            INFORMATION HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                             06-1518007
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

                          2777 SUMMER STREET, SUITE 209
                               STAMFORD, CT 06905
                                 (203) 961-9106
          (Address, Including Zip Code and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)
             -------------------------------------------------------


                                 MASON P. SLAINE
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            INFORMATION HOLDINGS INC.
                          2777 SUMMER STREET, SUITE 209
                               STAMFORD, CT 06905
                                 (203) 961-9106
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                 ---------------

                                   Copies to:
         STEVEN J. GARTNER, ESQ.               JONATHAN A. SCHAFFZIN, ESQ.
         Willkie Farr & Gallagher                Cahill Gordon & Reindel
             787 Seventh Avenue                      80 Pine Street
            New York, NY 10019                     New York, NY 10005
                (212) 728-8000                       (212) 701-3000

                                 ---------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement as determined by market conditions.

         If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box: /_/

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or reinvestment plans, check the following box: /_/

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-30202

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /_/

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /_/


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                             CALCULATION OF REGISTRATION FEE

------------------------------ ------------ ------------------- ------------------ -------------------
  Title of Securities Being    Amount Being   Proposed Maximum   Proposed Maximum        Amount of
         Registered            Registered(1)   Offering Price Per Aggregate Offering  Registration Fee
                                                  Share(2)            Price(2)
------------------------------ ------------ ------------------- ------------------ -------------------
Common Stock, $.01 par value   575,000            $39.25           $22,568,750            $7,657
------------------------------ ------------ ------------------- ------------------ -------------------

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This registration statement is being filed to register 575,000 shares of Common Stock, $.01 par value per share, of Information Holdings Inc. a Delaware corporation (the "Registrant"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registrant's earlier effective registration statement (Registration No. 333-30202) is incorporated herein by reference.

         The required opinions and consents are listed on the Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on March 14, 2000.

                                                       INFORMATION HOLDINGS INC.

                                                       BY:  /S/ VINCENT A. CHIPPARI
                                                            -----------------------------------------
                                                            Name: Vincent A. Chippari
                                                            Title: Executive Vice President and Chief
                                                                   Financial Officer

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                    TITLE                    DATE
                      ---------                                    -----                    ----
                                                       President, Chief Executive
                          *                              Officer and Director
     -------------------------------------------         (Principal Executive          March 14, 2000
                   Mason P. Slaine                       Officer)

                                                       Executive Vice President and
               /s/ VINCENT A. CHIPPARI                   Chief Financial Officer
     -------------------------------------------         (Principal Accounting         March 14, 2000
                 Vincent A. Chippari                     Officer and Principal
                                                         Financial Officer)

                          *                            Director
     -------------------------------------------                                       March 14, 2000
                 Michael E. Danziger

                          *                            Director
     -------------------------------------------                                       March 14, 2000
                    David R. Haas

                          *                            Director
     -------------------------------------------                                       March 14, 2000
                   Sidney Lapidus

                          *                            Director
     -------------------------------------------                                       March 14, 2000
                  David E. Libowitz

*By:                 /s/ VINCENT A. CHIPPARI
             --------------------------------------
                        ATTORNEY-IN-FACT

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

5 Opinion of Willkie Farr & Gallagher as to the legality of the Common Stock
23.1 Consent of Willkie Farr & Gallagher (included in their opinion filed as Exhibit 5)
23.2              Consent of Ernst & Young LLP
23.3              Consent of Ernst & Young LLP
23.4              Consent of Ernst & Young LLP
23.5              Consent of Ernst & Young LLP
24 Power of Attorney (included on the signature page to Registrant's earlier effective registration statement (Registration No. 333-30202))


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